EXHIBIT 10.12

William Lyon Homes, Inc.

Loan No. 906-0100

AGREEMENT FOR SECOND MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

This Agreement for Second Modification of Deeds of Trust and Other Loan Instruments (this “Second Modification”) is made as of July 23, 2001 by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”) and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”) (“Lender”), with reference to the following facts:

A.  Borrower and Lender entered into a Master Loan Agreement (the “Loan Agreement”) dated August 31, 2000, which provides for a loan of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00) (the “Original Loan Amount”) to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the “Loan Instruments”). The Loan Instruments were modified by a certain Agreement for First Modification of Deeds of Trust and Other Loan Instruments, executed by Borrower and Lender, dated June 8, 2001 (“First Modification”). Pursuant to the terms and provisions of the First Modification, the Original Loan Amount was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of lender and dated June 8, 2001 to the maximum principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00) (the “Loan”). Upon full execution, this Second Modification shall constitute one of the Loan Instruments. All defined terms used in this Second Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

B.  At Borrower’s request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

1.  Modifications.    The Loan Instruments specified in Exhibit “A” attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in Section 2 below. As used in this Second Modification and the attached Exhibit “A,” the term “Deeds of Trust” refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) (1) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Bernardino County, California on September 27, 2000, as Instrument No. 349879; (2) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego, California on September 27, 2000 as Instrument No. 2000-0515518; (3) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Riverside County, California on September 27, 2000, as Instrument No. 379473; (4) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on September 27, 2000, as Instrument No. 2000-0736812; (5) dated October 5, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on October 6, 2000, as Instrument No. 2000-0539378; (6) dated October 17, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on October 26, 2000, as Instrument No. 2000-0575563; (7) dated October 19, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 23, 2000, as Instrument No. 2000-0809955 (re-recorded in the Official Records of Maricopa County, Arizona on November 17, 2000, as Instrument No. 2000-0881909); (8) dated October 25, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 31, 2000, as Instrument No. 2000-0838151; (9) dated November 7, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 13, 2000, as Instrument No. 2000-0869149; (10) dated November 15, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on November 23, 2000, as Instrument No. 2000-00137389; (11) dated November 22, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 30, 2000, as Instrument No. 2000-0917551; (12) dated December 6, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on December 14, 2000, as Instrument No. 2000-0677860; (13) dated December 15, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on December 28, 2000, as Instrument No.

2000-0993074; (14) dated January 2, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego, County on January 8, 2001, as Instrument No. 2001-0011691; (15) dated January 26, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on January 31, 2001, as Instrument No. 2001-0074131; (16) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on March 9, 2001, as Instrument No. 2001-0138486; (17) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on February 28, 2001, as Instrument No. 2001-0153254; (18) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on February 28, 2001, as Instrument No. 2001-01027861; (19) dated March 13, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on March 29, 2001, as Instrument No. 2001-0183693; (20) dated March 16, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on March 23, 2001, as Instrument No. 2001-01040420; (21) dated March 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on March 30, 2001, as Instrument No. 2001-0256951; (22) dated April 11, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on April 13, 2001, as Instrument No. 2001-01054052; (23) dated April 24, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on April 30, 2001, as Instrument No. 2001-0353521; (24) dated May 17, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on May 31, 2001, as Instrument 2001-0468480; and (25) dated May 17, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on May 30, 2001, as Instrument No. 2001-0353890; (26) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on June 20, 2001, as Instrument No. 2001-01095459; (27) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on June 20, 2001, as Instrument No. 2001-01095461; (28) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on June 21, 2001, as Instrument No. 2001-0411667; (29) dated June 15, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on July 6, 2001, as Instrument No. 2001-0466270; and (30) dated June 19, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on June 29, 2001, as Instrument No. 2001             .

2.  Conditions.    The modifications of Section 1 above shall take effect only upon Borrower’s satisfaction, at its expense, of all of the following conditions not later than the date of this Second Modification:

(a)  if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this Second Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

(b)  if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this Second Modification (collectively, the “Second Memorandum”);

(c)  satisfaction of such other conditions as may be set forth on Exhibit “B” attached hereto and incorporated herein by this reference, if any; and

(d)  if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed consents to the modifications set forth in this Second Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit “C” attached hereto or as may be attached to the Second Memorandum, each incorporated herein by this reference.

3.  Representations and Warranties.    Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this Second Modification. All parties who execute this Second Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this Second Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents.

4.  No Impairment.    Except as expressly provided herein, nothing in this Second Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender’s rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.

5.  Miscellaneous.    This Second Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this Second Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Second Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this Second Modification. Time is of the essence of each term of the Loan Instruments, including this Second Modification. If any provision of this Second Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Second Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Second Modification.

6.  Integration; Interpretation.    The Loan Instruments, including this Second Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any references to the Loan Instruments in any of the Loan Instruments includes this Second Modification and any amendments, renewals or extensions approved by Lender hereunder.

IN WITNESS WHEREOF, this Agreement for Second Modification of Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.

LENDER:	GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States

	By:	/s/ JON M. LARSON
Jon M. Larson Vice President

BORROWER:	WILLIAM LYON HOMES, INC., a California corporation

	By:	/s/ MICHAEL D. GRUBBS
Michael D. Grubbs Senior Vice President and Chief Financial Officer

By:	/s/ RICHARD S. ROBINSON
Richard S. Robinson Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “A”

AGREEMENT FOR SECOND MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Modifications)

Loan Instrument Modified	Modification

1. Exhibit “A” to Master Loan Agreement	(i) Paragraph 15 – Additional Defaults. Paragraph 15 of Exhibit “A” to the Loan Agreement is hereby amended to add a new Subparagraph D to read in full as follows:

D.     Any Default or Event of Default (as such terms are defined in the Beachside @ Huntington Beach Loan Agreement) (defined below) under that certain Master Loan Agreement dated as of July 23, 2001, by and between Lender and Atlanta & Beach, L.P., a Delaware limited partnership (the “Beachside @ Huntington Beach Loan Agreement”), as the same may hereafter be supplemented, amended or modified, with respect to the certain loan provided for thereunder in the stated principal amount of TEN MILLION DOLLARS ($10,000,000.00) (the “Beachside @ Huntington Beach Loan”), and the instruments and agreements evidencing and securing same (collectively, “Beachside @ Huntington Beach Loan Instruments”), which Default or Event of Default is not cured within applicable cure periods. Borrower acknowledges that the Properties shall be security for the due and punctual performance of all obligations of the Borrower under the Beachside @ Huntington Beach Agreement and the other Beachside @ Huntington Beach Loan Instruments, in consideration of Lender making the Beachside @ Huntington Beach Loan and as an inducement to Lender to do so.

2. Deeds of Trust	(i) Article 1 of the Deeds of Trust is hereby amended to add as part of Indebtedness (as defined in said Deeds of Trust) a new Section 1.5 as follows:

1.5    Beachside @ Huntington Beach Loan. Payment of the Indebtedness evidenced by, and performance of the obligations set forth in (i) the Revolving Promissory Note in the maximum stated principal amount of TEN MILLION DOLLARS ($10,000,000.00) dated July 23, 2001 (“Beachside @ Huntington Beach Note”), executed by Atlanta & Beach, L.P., a Delaware limited liability partnership (“Atlanta & Beach”) payable to the order of Beneficiary and bearing interest at the rate specified therein, and (ii) a certain Master Loan Agreement dated July 23, 2001 between Lender and Atlanta & Beach (the “Beachside @ Huntington Beach Loan Agreement”) with respect to a loan in the amount evidenced by the Beachside @ Huntington Beach Note (the “Beachside @ Huntington Beach Loan”), and all instruments, undertakings and agreement evidencing and securing same, together with any modifications, increases, refinancings, renewals and extensions thereof (collectively, the “Beachside @ Huntington Beach Loan Instruments”).

(ii) Article 7 of the Deeds of Trust is hereby amended to add a new Section 7.14 to provide as follows:

7.14    Default Under Beachside @ Huntington Beach Loan. Any default beyond applicable cure periods, if any, under or with respect to the Beachside @ Huntington Beach Loan, the Beachside @ Huntington Beach Loan Agreement, the Beachside @ Huntington Beach Note and/or the other Beachside @ Huntington Beach Loan Instruments.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “B”

AGREEMENT FOR SECOND MODIFICATION OF DEEDS OF TRUST AND  OTHER LOAN INSTRUMENTS

(Other Conditions to Modifications)

1.  Legal Fees.    Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this Second Modification.

2.  Title Endorsements/Recording Fees.    Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this Second Modification.

3.  Consent of Guarantor(s).    Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the Second Memorandum hereof described in Paragraph 2(b) of this Second Modification (suitable for recording).

4.  Consent of Junior Lienholder(s).    Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the Second Memorandum hereof described in Paragraph 2(b) of this Second Modification (suitable for recording).

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR SECOND MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF GUARANTOR

The undersigned Guarantor confirms its guaranties of Borrower’s obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing Second Modification and Second Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:	WILLIAM LYON HOMES, a Delaware corporation

	By:	/s/ MICHAEL D. GRUBBS
Michael D. Grubbs Senior Vice President and Chief Financial Officer

	By:	/s/ RICHARD S. ROBINSON
Richard S. Robinson Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lien”) against the same property which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Second Memorandum and the Second Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreements, which Agreements remain in effect: (A) Andover @ West Irvine: (i) (1016) dated October 17, 2000 and recorded in the Official Records of Orange County, California on October 26, 2000, as Instrument No. 2000-0575564; (ii) (1030) dated December 6, 2000 and recorded in the Official Records of Orange County California on December 14, 2000, as Instrument No. 2000-0677861; (iii) (1040) dated March 13, 2001 and recorded in the Official Records of Orange County California on March 29, 2001, as Instrument No. 2001-0183693; and (iv) (1045) dated May 21, 2001 and recorded in the Official Records of Orange County California on May 30, 2001, as Instrument No. 2001-0350891; (B) Monticello @ Irvine Ranch: (i) (1046) dated June 15, 2001 and recorded in the Official Records of Orange County, California on June 21, 2001, as Instrument No. 2001-0411668.

The undersigned agrees to execute a separate Subordination Agreement confirming the foregoing if requested by Lender. The undersigned confirms to Lender that, to the undersigned’s actual knowledge without investigation, Borrower is not in default of any obligation secured by the Junior Lien and that the Junior Lien and the obligations secured thereby have not been modified.

IRVINE COMMUNITY DEVELOPMENT COMPANY, a Delaware corporation

By:	/s/ CHICK C. WILLETTE
Chick C. Willette Executive Vice President, Land Sales and Management

By:	/s/ MARY K. WESTBROOK
Mary K. Westbrook Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lien”) against the same property which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Second Modification, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations as modified herein. The undersigned agrees to execute a separate Subordination Agreement confirming the foregoing if requested by Lender. The undersigned confirms to Lender that Borrower is not in default of any obligation secured by the Junior Lien and that the Junior Lien and the obligations secured thereby have not been modified.

WRI OPPORTUNITY LOANS I, LLC, a Washington limited liability company

By:	WEYERHAEUSER REALTY INVESTORS, INC., a Washington corporation

Its:	Manager

By:	/s/ JOSEPH M. REED
Joseph M. Reed Vice President

By:	/s/ DAVID A. BRENTLINGER
David A. Brentlinger Senior Vice President